SUPPLEMENT DATED MARCH 20, 2020

TO THE PROSPECTUS FOR PACIFIC FUNDS

CLASS P SHARES

DATED AUGUST 1, 2019

This supplement revises the Pacific Funds Class P Shares prospectus dated August 1, 2019, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. This supplement applies to the PF Developing Growth Fund (the “Fund”) only. The changes within this supplement are effective May 1, 2020. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Pursuant to approval by the Board of Trustees of Pacific Funds Series Trust, including a majority of the independent trustees, at a meeting held on March 18, 2020, MFS Investment Management (“MFS”) will become the sub-adviser of the PF Developing Growth Fund effective May 1, 2020, replacing Lord, Abbett & Co. LLC (“Lord Abbett”). In addition, the Board of Trustees approved a name change for the Fund from PF Developing Growth Fund to PF Small-Cap Growth Fund effective May 1, 2020.

In order to facilitate these changes, a portion of the Fund’s holdings may be sold, and new investments purchased in accordance with recommendations by MFS. Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, may begin this transitioning prior to May 1, 2020. In connection with the sub-adviser change, certain principal investment strategies of the Fund will change as described below.

Effective May 1, 2020, all references and information regarding Lord Abbett will be deleted, and all references to “PF Developing Growth Fund” will be replaced with “PF Small-Cap Growth Fund (formerly named PF Developing Growth Fund).”

Disclosure Changes to the Fund Summaries section

The disclosure in the Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization within the range of the Fund’s current benchmark index, the Russell 2000 Growth Index. As of December 31, 2018, the market capitalization range of the Russell 2000 Growth Index was approximately $34.7 million to $6.3 billion. As of December 31, 2018, the weighted average market capitalization of the Fund was approximately $3.6 billion.

The sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies).  Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

The Fund may invest in equity securities of foreign companies.

Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate issuers may also be considered.

In the Principal Risks subsection, Emerging Markets Risk will be deleted and the following risk will be added alphabetically:

•         Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

In the Performance subsection, the second paragraph will be deleted and replaced with the following:

MFS Investment Management began managing the Fund on May 1, 2020 and some investment policies changed at that time. Other firms managed the Fund before that date.

In the Management subsection, the Sub-Adviser information will be deleted and replaced with the following:

Sub-Adviser – MFS Investment Management. The primary person responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Michael Grossman, Investment Officer and Portfolio Manager	Since 2020

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

The disclosure in the Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization within the range of the Fund’s current benchmark index, the Russell 2000 Growth Index. As of December 31, 2018, the market capitalization range of the Russell 2000 Growth Index was approximately $34.7 million to $6.3 billion. As of December 31, 2018, the weighted average market capitalization of the Fund was approximately $3.6 billion.

The sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies).  Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

The Fund may invest in equity securities of foreign companies.

The sub-adviser normally invests its assets across different industries and sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single industry or sector. Sector allocations are determined based on the sub-adviser’s assessment of investment opportunities and/or market conditions.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The following risk will be deleted from the Principal Risks subsection:

•            Emerging Markets Risk

In addition, the following risk will be added alphabetically to the Principal Risks subsection:

•            Currency Risk

Disclosure Changes to the Additional Information About Fund Performance section

In the Name Changes by Fund subsection, information regarding the PF Developing Growth Fund will be deleted and replaced with the following:

PF Small-Cap Growth Fund:  Effective May 1, 2020, the Fund changed its name from “PF Developing Growth Fund “ and some of its investment policies changed at that time. Prior to October 31, 2016, the Fund was named “PF Small-Cap Growth Fund.”

Disclosure Changes to the About Management section

In the table for Massachusetts Financial Services Company, doing business as MFS Investment Management, the following subsection is added after PF International Large-Cap Fund :

PF SMALL-CAP GROWTH FUND (formerly named PF Developing Growth Fund)

Michael Grossman

Mr. Grossman joined MFS in 2005 and has been a Portfolio Manager of MFS since December 2013. He began his investment career in 1999 and has a BA from the University of Pennsylvania and an MBA from Boston College.

SUPPLEMENT DATED MARCH 20, 2020

TO THE PACIFIC FUNDS PROSPECTUS DATED AUGUST 1, 2019

FOR CLASS P SHARES

This supplement revises the Pacific Funds Prospectus dated August 1, 2019 for Class P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus.  This supplement applies to the PF Currency Strategies Fund.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

NOTICE OF LIQUIDATION OF THE PF CURRENCY STRATEGIES FUND

At a meeting held on March 18, 2020, the Board of Trustees of Pacific Funds Series Trust approved a plan of liquidation (the “Plan”) for the PF Currency Strategies Fund (the “Fund”), a series of Pacific Funds Series Trust (the “Trust”).  The liquidation of the Fund is expected to occur on or about March 30, 2020, or such other date as certain officers of the Trust shall determine (the “Liquidation Date”).

In order to convert all portfolio securities of the Fund to cash or cash equivalents in preparation for the liquidation, the Fund is expected to deviate from its investment goal and investment strategies until it is liquidated on the Liquidation Date.  For example, short-term money market or other instruments may be held by the Fund in anticipation of its liquidation and these investments will not perform in the same manner as investments held by the Fund under normal circumstances.

Plan of Liquidation. Pursuant to the Plan, on the Liquidation Date the Fund will distribute to its shareholders of record (certain funds of funds of the Trust), as of the close of business on the Liquidation Date, all of the remaining assets of the Fund in complete cancellation and redemption of all of the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income, dividends, and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books.

Disclosure Changes. All references to and related to the Fund and its co-sub-advisers, UBS Asset Management (Americas) Inc. and Neuberger Berman Investment Advisers LLC, in the Trust’s registration statement (including the Prospectus and Statement of Additional Information) will be deleted effective upon the Liquidation Date.  No further notification regarding the liquidation of this Fund will be provided, unless circumstances change from those described above.

SUPPLEMENT DATED MARCH 20, 2020

TO THE PACIFIC FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2019

This supplement revises the Pacific Funds Statement of Additional Information dated August 1, 2019, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

Pursuant to approval by the Board of Trustees of Pacific Funds, including a majority of the independent trustees, at a meeting held on March 18, 2020, MFS Investment Management (“MFS”) will become the sub-adviser of the PF Developing Growth Fund effective May 1, 2020, replacing Lord, Abbett & Co. LLC (“Lord Abbett”). In addition, the Board of Trustees approved a name change for the Fund from PF Developing Growth Fund to PF Small-Cap Growth Fund effective May 1, 2020.

As a result of these changes, all references and information regarding Lord Abbett will be deleted and all references to “PF Developing Growth Fund” will be replaced with “PF Small-Cap Growth Fund (formerly named PF Developing Growth Fund).”

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

Effective May 1, 2020, the PF Developing Growth Fund section is deleted and replaced with the following:

PF Small-Cap Growth Fund (formerly named PF Developing Growth Fund)

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; U.S. government securities and securities of U.S. government agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; forward commitment agreements; warrants and rights; when-issued securities; IPOs; and illiquid and restricted securities. The Fund may also invest up to 10% of its assets collectively in: U.S. dollar-denominated corporate debt securities of domestic issuers; U.S. dollar denominated debt securities of foreign issuers; and debt securities of foreign issuers denominated in foreign currencies that are rated investment grade, or if unrated, are of comparable quality as determined by the sub-adviser. For more information on debt ratings, see Appendix A. The Fund may also invest in ETFs, or enter into futures or options contracts to provide equity exposure.

DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS

The following is added after Cybersecurity Risk:

Natural Disasters Risk

Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020.  COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time.  COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems.  The duration and ultimate impact of an outbreak may be short term or may last for an extended period of time.

INFORMATION ABOUT THE MANAGERS

Effective May 1, 2020,in the Other Accounts Managed section, under MFS’s portion of the table, the following will be added:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed		Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
MFS
Michael Grossman[1]
Registered Investment Companies	4		$3,459,595,378	None	N/A
Other Pooled Investment Vehicles	None	N/A		None	N/A
Other Accounts	None	N/A		None	N/A

1 Other Accounts Managed information as of December 31, 2019.